                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                    [FIRST SECURITYFED FINANCIAL LETTERHEAD]











                                 March 29, 2001



Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of First SecurityFed Financial, Inc. (the "Company"), I cordially invite you to attend the 2001 Annual Meeting of Stockholders of the Company (the "Meeting"). The Meeting will be held at 7:00 p.m., Chicago, Illinois time, on April 25, 2001, at the Suma Hall located at 2457 W. Chicago Avenue, Chicago, Illinois 60622.

         The attached Notice of Annual Meeting of Stockholders and Proxy Statement discusses the business to be conducted at the Meeting. The Meeting is for the purpose of the election of three directors of the Company, each for a term of three years and the ratification of the appointment of Crowe, Chizek and Company LLP as auditors for the Company for the fiscal year ending December 31, 2001. We have also enclosed a copy of the Company's Annual Report to Stockholders. At the meeting we will report on the Company's operations and outlook for the year ahead.

         I encourage you to attend the Meeting in person. Whether or not you plan to attend, however, PLEASE READ THE ENCLOSED PROXY STATEMENT AND THEN COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTPAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the Meeting.

         Thank you for your attention to this important matter.


                                          Very truly yours,

                                          /s/ Julian E. Kulas

                                          JULIAN E. KULAS
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

                        FIRST SECURITYFED FINANCIAL, INC.
                            936 NORTH WESTERN AVENUE
                          CHICAGO, ILLINOIS 60622-4695


                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 25, 2001

                                   ----------

         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of First SecurityFed Financial, Inc. ("First SecurityFed" or the "Company") will be held at the Suma Hall located at 2457 W. Chicago Avenue, Chicago, Illinois 60622, on April 25, 2001 at 7:00 p.m., Chicago, Illinois time. A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of:

         1. The election of three directors of the Company, each for a term of three years;

         2. The ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors for the Company for the fiscal year ending December 31, 2001; and

such other matters as may properly come before the Meeting, or any adjournments or postponements thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Stockholders of record at the close of business on March 23, 2001 will be entitled to vote the number of shares held of record in their names on that date.

         You are requested to fill in and sign the enclosed form of proxy which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                BY ORDER OF THE BOARD OF DIRECTORS

                                /s/ Paul Nadzikewycz

                                PAUL NADZIKEWYCZ
                                CHAIRMAN OF THE BOARD


Chicago, Illinois
March 29, 2001


- --------------------------------------------------------------------------------

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A PRE-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

- --------------------------------------------------------------------------------

                                 PROXY STATEMENT

                        FIRST SECURITYFED FINANCIAL, INC.
                            936 NORTH WESTERN AVENUE
                          CHICAGO, ILLINOIS 60622-4695

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 25, 2001

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of First SecurityFed Financial, Inc. ("First SecurityFed" or the "Company") to be used at the 2001 Annual Meeting of Stockholders of the Company (the "Meeting"), to be held at the Suma Hall located at 2457 W. Chicago Avenue, Chicago, Illinois 60622, on April 25, 2001, at 7:00 p.m., Chicago, Illinois time, and at all adjournments or postponements of the Meeting. The accompanying Notice of Meeting and this Proxy Statement are first being mailed to stockholders on or about March 29, 2001. Certain of the information provided herein relates to First Security Federal Savings Bank (the "Bank"), a wholly owned subsidiary and the predecessor of the Company.

         At the Meeting, the stockholders of the Company are being asked to consider and vote upon (i) the election of three directors of the Company and
(ii) the ratification of the appointment of Crowe, Chizek and Company LLP as the Company's independent auditors for the fiscal year ending December 31, 2001.

VOTING RIGHTS AND PROXY INFORMATION

         All shares of common stock, par value $.01 per share, of the Company (the "Common Stock") represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted "FOR" the proposals set forth in this Proxy Statement for consideration at the Meeting. The Company does not know of any matters, other than as described in the Notice of Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed proxy card and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

         A proxy given pursuant to this solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Terry Gawryk, Secretary, First SecurityFed Financial, Inc., 936 North Western Avenue, Chicago, Illinois.

         One-third of the shares of the Common Stock eligible to vote at the meeting shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

VOTING REQUIRED FOR APPROVAL OF PROPOSALS

         Directors shall be elected by a plurality of the shares present in person or represented by proxy at the Meeting and entitled to be voted on the election of directors. The appointment of Crowe, Chizek and Company LLP as independent auditors requires the affirmative vote of a majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the matter. Proxies marked to abstain with respect to any proposal have the same effect as votes against the proposal. Broker non-votes have no effect on the vote. In all other matters, the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the matter shall be the act of the stockholders.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         Stockholders of record as of the close of business on March 23, 2001 will be entitled to one vote for each share then held on all matters brought before the Meeting. As of March 1, 2001, the Company had 4,830,135 shares of Common Stock issued and outstanding.

         The following table sets forth information as of March 1, 2001 regarding the share ownership of (i) those persons or entities known by management to beneficially own more than five percent of the Common Stock and
(ii) all directors and executive officers as a group. For information regarding the beneficial ownership of Common Stock by directors and nominees of the Company, see "Proposal I - Election of Directors."


                                                                                         SHARES           PERCENT
                                                                                      BENEFICIALLY           OF
NAME AND ADDRESS OF BENEFICIAL OWNER                                                      OWNED            CLASS
- ------------------------------------                                                     -------          ------
First SecurityFed Financial, Inc. Employee Stock Ownership Plan (1)                       390,328            8.08%
936 North Western Avenue
Chicago, Illinois 60622-4695

Thomson Horstmann & Bryant, Inc.(2)                                                       776,100           16.07%
Park 80 West, Plaza Two
Saddle Brook, New Jersey 07663

All directors and executive officers of the Corporation and the Bank                      682,868           14.14%
     as a group (14 persons)(3)


- ---------------------
(1) The amount reported represents shares held by the Employee Stock Ownership Plan ("ESOP"), 122,312 of which have been allocated to accounts of participants. First Bankers Trust, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to accounts of participants. Participants in the ESOP are entitled to instruct the trustee as to the voting of shares allocated to their accounts under the ESOP. For each issue voted upon by the Company's stockholders, the unallocated shares held by the ESOP are voted by the ESOP trustee in the same manner that the trustee is directed to vote on the issue by a majority of the plan participants who directed the trustee as to the manner of voting the shares allocated to their plan accounts. Allocated shares as to which the ESOP trustee receives no voting instructions are voted by the trustee in its discretion.

(2) As reported in a Schedule 13G filed with the Securities and Exchange Commission on or about February 7, 2001. Thomson Horstmann & Bryant, Inc. reported sole voting power as to 243,800 shares; shared voting power as to 27,000 shares; and sole dispositive power as to 505,300 shares.

(3) Amount includes shares held directly, as well as shares held jointly with family members, retirement accounts, the Bank's profit sharing plan, shares allocated to the ESOP accounts of the group members, held in a fiduciary capacity or by certain family members, with respect to which shares the group members may be deemed to have sole voting and/or investment power. Also includes stock options exercisable with 60 days but does not include any other unvested stock options and does not include any unvested awards under the Recognition and Retention Plan.

                       PROPOSAL I - ELECTION OF DIRECTORS

GENERAL

         The Company's Board of Directors consists of nine members divided into three equal classes. One-third of the directors are elected annually and are generally elected to serve for a three-year period or until their respective successors are elected and qualified.

         The following table sets forth certain information, as of March 1, 2001, regarding the composition of the Company's Board of Directors, including each director's term of office. The Board of Directors acting as the nominating committee has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting FOR the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why a nominee might be unable to serve if elected. Except as disclosed herein, there are no arrangements or understandings between any nominee and any other person pursuant to which the nominee was selected.


                                                                                                           SHARES OF
                                                                                                             COMMON
                                                                                                             STOCK
                                                                                    DIRECTOR    TERM      BENEFICIALLY   PERCENT
           NAME            AGE(1)      POSITION(S) HELD WITH FIRST SECURITYFED       SINCE     EXPIRES      OWNED(2)     OF CLASS
           ----            ------      ---------------------------------------       -----     -------      --------     --------
                                                     NOMINEES
Steve Babyk                  54    Director                                           1993      2004          45,836         .95%
Lila Maria Bodnar            41    Director and Recording Secretary                   1995      2004          19,531         .40%
George Kawka                 57    Director                                           1986      2004          35,082         .73%

                                            DIRECTORS CONTINUING IN OFFICE
Terry Gawryk                 47    Director and Secretary                             1981      2002          15,976         .33%
Jaroslav H. Sydorenko        59    Director                                           1993      2002          20,482         .42%
Chrysta Wereszczak           44    Director                                           1993      2002          50,451        1.04%
Myron Dobrowolsky            66    Director                                           1985      2003          21,732         .45%
Julian Kulas                 66    Director, President and Chief Executive            1964      2003         187,761        3.89%
                                   Officer
Paul Nadzikewycz             62    Chairman of the Board                              1973      2003          47,067         .97%

- --------------------
(1)      At December 31, 2000.

(2) Amount includes shares held directly, shares held jointly with family members, shares held in the profit sharing plan and retirement accounts, shares allocated to the ESOP accounts of Director Kulas and shares held in a fiduciary capacity or by certain family members with respect to which shares the group members may be deemed to have sole or shared voting and/or investment power. Does not include any unvested stock options which are not exercisable within 60 days and does not include any unvested stock awards under the Recognition and Retention Plan.

         The business experience of each director of First SecurityFed is set forth below. All directors have held their present position for at least five years unless otherwise indicated.

         STEVE BABYK. Mr. Babyk has worked at Union Tank Car Company since 1969 and is currently the Director of Fleet Leasing. Mr. Babyk is primarily responsible for the care and leasing of over 50,000 railroad cars in the United States, Canada and Mexico.

         LILA MARIA BODNAR. Ms. Bodnar was an accountant with the First National Bank of Chicago from 1981 to 1985 and was a manager in the accounting department of the Chicago branch of the Bank of Montreal from 1985 to 1991. Ms. Bodnar has a Masters of Business Administration from Loyola University, Chicago, Illinois.

         GEORGE KAWKA. Mr. Kawka has been a senior architectural/engineering project manager with CH2M Hill (formerly PAL Telecom Group) since 1994 and was previously a senior project manager with AIC Security Systems, all in Chicago, Illinois.

         TERRY GAWRYK. Mr. Gawryk has practiced law in Chicago, Illinois since 1979.

         JAROSLAV H. SYDORENKO. Mr. Sydorenko has been a credit manager at Kanematsu USA, Inc., an import/export trading company located in Chicago, Illinois since 1985.

         CHRYSTA WERESZCZAK. Ms. Wereszczak was employed by the Unisys Corporation from 1982 to 1989 in a variety of positions, including Financial Manager and Regional Financial Analyst. She is currently involved with B&B Formica, a manufacturing business she owns with her spouse. Ms. Wereszczak is a member of the St. Nicholas School Board.

         MYRON DOBROWOLSKY. Mr. Dobrowolsky has been a construction project manager with the engineering firm of Dames and Moore, Chicago, Illinois since 1991. Previously, Mr. Dobrowolsky was an engineer with the Illinois Highway Department.

         JULIAN KULAS. Mr. Kulas has served as the President and Chief Executive Officer of the Bank since 1964. Mr. Kulas has also been engaged in the private practice of law since 1959. Mr. Kulas is extremely active in community affairs and holds a variety of positions on not-for-profit organizations. Mr. Kulas has been a Commissioner on the Chicago Commission on Human Relations since 1981.

         PAUL NADZIKEWYCZ. Mr. Nadzikewycz has been a self-employed investor focusing primarily on real estate since 1987.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         MEETINGS AND COMMITTEES OF FIRST SECURITYFED. Meetings of First SecurityFed's Board of Directors are generally held on a quarterly basis. The Board of Directors met four times during the fiscal year ended December 31, 2000. During fiscal 2000, no incumbent director of First SecurityFed attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he or she served. Directors of the Company currently do not receive a fee for their service.

         The Board of Directors of First SecurityFed has standing Executive, Audit, Compensation and Nominating Committees.

         The Executive Committee is comprised of Directors Kulas, Nadzikewycz and Gawryk. The Executive Committee has and exercises all of the powers of the Board of Directors when such powers are required between meetings of the Board of Directors. The Executive Committee met four times in fiscal 2000.

         The Audit Committee, composed of Directors Bodnar, Babyk, and Wereszczak, provides for and reviews the Company's annual independent audit. The Committee met four times during the fiscal year ended December 31, 2000. Each member of the Audit Committee is "independent" as defined under the National Association of Securities Dealers listing standards for the Nasdaq Stock Market. The Company's Board of Directors has adopted a written charter for the Audit Committee attached hereto as Appendix A. The Audit Committee has issued the following statements of the Company for the year ended December 31, 2000:

         The Audit Committee of the Board of Directors has met with representatives of the independent auditors and discussed certain matters required under generally accepted auditing standards, to be communicated to audit committees, in connection with the independent audit. In addition, the committee has received from the auditor's a letter disclosing the matters that, in the opinion of the auditors, may reasonably be thought to bear on the auditor's independence from the Company and discussed with the committee their independence.

         The committee has reviewed and discussed the Company's audited financial statements with management. Based on the review and discussions noted above, the committee has recommended to the Company's Board of Directors that the Company's audited financial statements for the fiscal year ended December 31, 2000, be included in the Annual Report to stockholders and Form 10-K.

      LILA MARIA BODNAR            STEVE BABYK              CHRYSTA WERESCZAK

         The Compensation Committee is comprised of Directors Nadzikewycz, Sydorenko and Kawka. The Compensation Committee is responsible for making recommendations for the salary of the chief executive officer, and for approving the salaries of all other executive officers. This committee met three times during fiscal 2000, jointly with the Compensation Committee of the Bank.

         The entire Board of Directors acts as a Nominating Committee for the annual selection of nominees for election as directors. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited nominations.

         Pursuant to the Company's bylaws, nominations for election as directors by stockholders must be made in writing and delivered to the Secretary of the Company at least 70 days prior to the annual meeting date. If, however, the date of the meeting is first publicly disclosed less than 80 days prior to the date of the meeting, nominations must be received by the Company not later than the close of business on the tenth day following the earlier of the day on which notice of the date of the meeting is mailed to stockholders or the day on which public disclosure of the date of the meeting is first made. In addition to meeting the applicable deadline, nominations must be accompanied by certain information specified in the Company's bylaws.

         MEETINGS AND COMMITTEES OF THE BANK. The Bank's Board of Directors meets monthly and may have additional special meetings upon request of the managing officer or of three directors. The Board of Directors met 12 times during the fiscal year ended December 31, 2000. During fiscal 2000, no incumbent director of the Bank attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he or she served. Directors of the Bank receive a fee of $850 for each Board meeting attended and $100 for each committee meeting attended. Chairman Paul Nadzikewycz and Recording Secretary Lila Maria Bodnar each receive an additional fee of $250 per month.

         The Executive Committee provides oversight of Board-related matters in-between regularly scheduled Board Meetings. The Executive Committee is comprised of Chairman Nadzikewycz, Director Gawryk and President Kulas. This committee met four times during fiscal year 2000.

         The Audit Committee is comprised of Directors Bodnar, Babyk and Wereszczak. This Committee oversees and reviews the Bank's financial and internal control matters. The Audit Committee also reviews the Bank's audited financial statements with the Bank's outside auditors and the Report of Examination with the OTS examiners, either separately or with the full Board. This committee met four times in 2000.

         The Compensation Committee oversees and reviews the Bank's compensation policies and sets the compensation levels for Executive Management. This committee is comprised of Directors Nadzikewycz, Kawka and Sydorenko and met three times in 2000.

         The Loan Committee is composed of Directors Dobrowolsky, Wereszcak, and Babyk and Vice-President Korb. The Loan Committee reviews loan applications weekly and sets interest rates for all loan types. The Loan Committee met 22 times in 2000.

         The Investment Committee is composed of President Kulas, Vice President Hawryliw and Treasurer Kucewicz. This committee meets at least once a month to handle the investments for the Bank and the implementation of the Bank's strategy as it relates to interest rate risk and reinvestment options. The Investment Committee met 14 times in 2000.

EXECUTIVE COMPENSATION

         The following table sets forth information concerning the compensation accrued for services in all capacities to the Company and its affiliates for the fiscal year ended December 31, 2000 for the Company's President and Chief Executive Officer. No other executive officer's aggregate annual compensation (salary plus bonus) exceeded $100,000 in fiscal 2000.


====================================================================================================================================
                                                    SUMMARY COMPENSATION TABLE
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                            LONG TERM
                                                     ANNUAL COMPENSATION                   COMPENSATION
                                                                                              AWARDS
- ---------------------------------------------------------------------------------------------------------------
                                                                    OTHER ANNUAL     RESTRICTED
                                                                    COMPENSATION        STOCK        OPTIONS/        ALL OTHER
       NAME AND PRINCIPAL          YEAR    SALARY($)    BONUS($)         ($)          AWARD ($)      SARS (#)     COMPENSATION($)
            POSITION
- ------------------------------------------------------------------------------------------------------------------------------------
Julian E. Kulas                    2000      $ 146,160    $  6,090     $  11,050       $  ---          $ ---           $31,880(2)
President, Chief Executive         1999        142,710       6,090        11,050          ---            ---            32,439
  Officer and Director             1998        137,880       5,745        10,200    1,069,367 (1)    160,200            29,774
====================================================================================================================================

- -----------------------
(1) Represents the dollar value of the award of restricted stock based upon the $16.688 closing price on May 6, 1998, the date of grant. The shares of restricted stock will vest in five equal annual installments beginning one year from the date of grant. Dividends are paid on the restricted shares to the extent and on the same date as dividends that are paid on all other outstanding shares of Common Stock. Based on the $14.875 closing price per share of the Common Stock on December 31, 2000, the 38,448 restricted shares held by Mr. Kulas had an aggregate market value of $571,914.

(2) Consists of ESOP shares allocated for the prior year period which allocation took place in the designated period.

         The following table sets forth certain information concerning the number and value of unexercised stock options held by Mr. Kulas at December 31, 2000.


===========================================================================================================================
                         AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES
- ---------------------------------------------------------------------------------------------------------------------------
                              SHARES                           NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                           ACQUIRED ON         VALUE          UNDERLYING UNEXERCISED            IN-THE-MONEY OPTIONS
          NAME             EXERCISE (#)    REALIZED ($)        OPTIONS AT FY-END (#)              AT FY-END ($)(1)
                                                           -----------------------------    -------------------------------
                                                           EXERCISABLE     UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
- ---------------------------------------------------------------------------------------------------------------------------
Julian E. Kulas                ---              ---             64,080         96,120           $---             $---
===========================================================================================================================

- ---------------------
(1) None of the options granted to Mr. Kulas are in-the-money options based upon the fair market value of the underlying shares at December 31, 2000.

         EMPLOYMENT AGREEMENT. The Bank has entered into an employment agreement with President Kulas providing for an initial term of three years. Mr. Kulas' employment agreement provides for an annual base salary in an amount not less than his current salary and provides for an annual extension subject to the performance of an annual formal evaluation by the Board of Directors of the Bank. The agreement also provides for termination upon the employee's death, for cause or in certain events specified by OTS regulations. The employment agreement is terminable by the employee upon 90 days' notice to the Bank.

         The employment agreement provides for payment to Mr. Kulas of an amount equal to 299% of his five-year annual average base compensation, in the event there is a "change in control" of the Bank where employment involuntarily terminates in connection with such change in control, as defined, or within twelve months thereafter. The agreement also provides for the continued health coverage for the remainder of the term of his contract should he be involuntarily terminated in the event of change in control. If the employment of Mr. Kulas had been terminated as of December 31, 2000 under circumstances entitling him to severance pay as described above, he would have been entitled to receive a lump sum cash payment of approximately $412,223.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors has furnished the following report on executive compensation:

         The Company's Compensation Committee has responsibility for reviewing the compensation policies and plans for the Bank and its affiliates. The policies and plans established are designed to enhance both short-term and long-term operational performance of the Bank and to build stockholder value through appreciation in the Company's Common Stock price.

         One of the Committee's primary objectives in the compensation area is to develop and maintain compensation plans which provide the Bank with the means of attracting and retaining quality executives at competitive compensation levels and to implement compensation plans which seek to motivate executives to perform to the full extent of their abilities and which seek to enhance stockholder value by aligning closely the financial interests of the Company's executives with those of its stockholders. In determining compensation levels, plans and adjustments, the Committee takes into account, among other things, compensation reviews made by third parties each year. These studies are used to compare the compensation levels of Bank personnel to those of personnel at other local financial institutions.

         With respect to Mr. Kulas's base salary in the fiscal year ended December 31, 2000, the Committee took into account a comparison of salaries of chief executive officers of local financial institutions. Likewise, each executive officer's base salary was determined utilizing financial institution compensation surveys. Mr. Kulas's base salary for fiscal year 2000 was increased from the level set by the Committee for fiscal year 1999 because it was the judgment of the Committee that the competitive salary data indicated that Mr. Kulas's base salary was lower than his peers. The Committee also determined, based on the Bank's success in enhancing its lending operations, as well as the continued progress in executing its business plan, the implementation of cost reduction measures and recognition of the improvement in performance by the Bank, to award Mr. Kulas a cash bonus of $6,090.

         In connection with the mutual to stock conversion, the Bank and the Company have an Employee Stock Ownership Plan; additionally, the Company has a stock option and incentive plan and a recognition and retention plan. Equity-based compensation provides a long-term alignment of interests and results achieved for stockholders with the compensation rewards provided to executive officers by providing those executives and others on whom the continued success of the Company most depends with a proprietary interest in the Company.

         Through the compensation programs described above, a significant portion of the Bank's executive compensation is linked directly to individual and corporate performance. The Committee will continue to review all elements of compensation to assure that the compensation objectives and plans meet the Company's business objectives and philosophy of linking executive compensation to stockholder interests of corporate performance as discussed above.

         The Committee carefully reviewed the impact of Section 162(m) of the Internal Revenue Code on the cost of the Bank's current executive compensation plans. Under the legislation and regulations adopted thereunder, it is not expected that any portion of the Company's (or Bank's) deduction for employee remuneration will be non-deductible in fiscal 2000 or in future years by reason of compensation awards granted. The Committee intends to review the Company's (and Bank's) executive compensation policies on an ongoing basis, and propose appropriate modifications, if the Committee deems them necessary, with a view toward avoiding or minimizing any disallowance of tax deductions under Section 162(m).

         The foregoing report is furnished by the Compensation Committee of the Board of Directors:


      PAUL NADZIKEWYCZ             JAROSLAV SYDORENKO          GEORGE KAWKA

STOCK PERFORMANCE PRESENTATION

         The line graph below generally compares the cumulative total stockholder return on the Company's Common Stock with the cumulative total returns of the Nasdaq Market Index and the SNL Securities Thrift Index for the period October 31, 1997, through December 31, 2000. In accordance with applicable rules of the Securities and Exchange Commission (the "SEC"), one bar of the graph assumes that $100 was invested in the Company's Common Stock at $15.063 per share, the closing price on October 31, 1997, the initial day of trading. Another bar in the graph assumes that $100.00 was invested in the Company's Common Stock at the initial offering price of $10.00 per share. The Company completed its initial public offering of the Common Stock on October 30, 1997.

         The table below sets forth the cumulative total return of a $100 investment in the Company's Common Stock at the initial offering price and at the closing price on the first day of trading and the cumulative total return of a $100 investment in the indicated stock indices as of October 31, 1997.


                               [GRAPHIC OMITTED]


                                                           10/31/97      12/31/97      12/31/98       12/31/99      12/29/00
                                                           --------      --------      --------       --------      --------
First SecurityFed......................................     100.00         157.50       130.69          114.35       159.31
SNL Securities Thrift Index............................     100.00         109.79        96.25           77.37       125.42
NASDAQ Market Index....................................     100.00          98.77       139.30          245.69       154.43

CERTAIN TRANSACTIONS

         The Bank follows a policy of granting loans to the Bank's directors, officers and employees. The loans to executive officers and directors are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions prevailing at the time (except that the underwriting fee is waived), in accordance with the Bank's underwriting guidelines and do not involve more than the normal risk of collectibility or present other unfavorable features. All loans to directors and executive officers cannot exceed 5% of the Bank's capital and unimpaired surplus, whichever is greater, unless a majority of the Board of Directors approves the credit in advance and the individual requesting the credit abstains from voting. Loans to all directors and executive officers and their associates, including outstanding balances and commitments, totaled $411,019 at December 31, 2000. There were no loans to any single director, executive officer or their affiliates made at preferential rates or terms which in the aggregate exceeded $60,000 during the three most recent fiscal years.

              PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS

         The Company's independent auditors are Crowe, Chizek and Company LLP, independent certified public accountants. At the Meeting, the stockholders will consider and vote on the ratification of the appointment of independent auditors for the Company's fiscal year ending December 31, 2000. The Board of Directors has appointed Crowe, Chizek & Company, LLP to be its auditors, subject to ratification by the Company's stockholders.

         Representatives of Crowe, Chizek & Company, LLP are expected to attend the Meeting to respond to appropriate questions and to make a statement if they so desire.

         AUDIT FEES. The aggregate fees billed to the Company by Crowe Chizek and Company LLP for professional services for the audit of the Company's financial statements for the last fiscal year and the reviews of financial statements included in the Company's Forms 10-QSB for that year were $37,000.

         FINANCIAL INFORMATION SYSTEM DESIGN AND IMPLEMENTATION FEES. There were no fees for financial information systems design and implementation billed to the Company by Crowe Chizek and Company LLP.

         ALL OTHER FEES. Other than audit fees, the aggregate fees billed to the Company by Crowe Chizek and Company LLP were $52,430.

         The Audit Committee of the Board of Directors has considered whether the providing of all non-auditory services and financial information systems design and implementation services, if any, (and the aggregate fees billed for such services) in year end 2000 by Crowe Chizek and Company LLP, the principal independent auditors, is compatible with maintaining the principal auditors independence.

                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive offices, 936 North Western Avenue, Chicago, Illinois 60622, no later than February 24, 2002. If, however, the date of the next annual meeting is before April 5, 2002 or after June 24, 2002, proposals must instead be received by the Company by the close of business on the later of the 60th day before the date of the next annual meeting or the tenth day following the day on which public disclosure (by press release, in a publicly available filing with the SEC, through a notice mailed to stockholders, or otherwise) of the date of the next annual meeting is first made. If a stockholder proposal that is received by the Company after the applicable deadline for presentation at the next annual meeting is raised at the next annual meeting, the holders of the proxies for that meeting will have the discretion to vote on the proposal in accordance with their best judgment and discretion, without any discussion of the proposal in the Company's proxy statement for the next annual meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and as with any stockholder proposal (regardless of whether included in the Company's proxy materials), the Company's certificate of incorporation and bylaws and Delaware law.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock (or any other equity securities, of which there is none), to file with the SEC initial reports of ownership and reports of changes in ownership of the Company's Common Stock. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 2000, all
Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.


                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Company Common Stock. In addition to solicitation by mail, directors and officers of the Company and regular employees of the Bank may solicit proxies personally or by telegraph or telephone, without additional compensation.

                                                                      APPENDIX A

                        FIRST SECURITYFED FINANCIAL, INC.
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER

I.  PURPOSE

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

- -        Serve as an independent and objective party to monitor the
         Corporation's financial reporting process and internal control system.
- -        Review and appraise the audit efforts of the Corporation's independent accountants and internal auditing department.
- -        Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board of Directors,

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.  COMPOSITION

The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.  MEETINGS

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to faster open communication, the Committee should meet at least annually with management, the director of the internal auditing department and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation's financial statements consistent with IV.4. below).

IV.  RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit committee shall:

DOCUMENTS/REPORTS REVIEW

1. Review and update this Charter periodically, at least annually, as conditions dictate.

2. Review the organization's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

3. Review the regular internal reports to management prepared by the internal auditing department and management's response.

4. Review with financial management and the independent accountants the 10-Q prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

INDEPENDENT ACCOUNTANTS

5. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

6. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

7. Periodically consult with the independent accountants and approve any proposed discharge about internal controls and the fullness and accuracy of the organization's financial statements.

FINANCIAL REPORTING PROCESSES

8. In consultation with the independent accountants and the internal auditors, review the integrity of the organization's financial reporting processes, both internal and external.

9. Consider the independent accountants' judgements about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

10. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal accounting department.

PROCESS IMPROVEMENT

11. Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent accountants and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

12. Following completion of the annual audit, review separately with each of management, the independent accountants and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

13. Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.

14. Review with the independent accountants, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee)

ETHICAL AND LEGAL COMPLIANCE

15. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

16. Review management's monitoring of the Corporation's compliance with the organization's Ethical Code, and ensure that management has the proper review system in place to ensure that the Corporation's financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

17. Review activities, organizational structure, and qualifications of the internal audit department.

18. Review, with the organization's counsel, legal compliance matters including corporate securities trading policies.

19. Review, with the organization's counsel, any legal matter that could have a significant impact on the organization's financial statements.

20. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

                                                                                                                      FOR   WITHHELD
/X/   PLEASE MARK VOTES                  REVOCABLE PROXY               1. The election as directors of all nominees
      AS IN THIS EXAMPLE        FIRST SECURITYFED FINANCIAL, INC.         listed below:                                / /    / /

                                                                           STEVE BABYK       LILA MARIA BODNAR       GEORGE KAWKA
                  ANNUAL MEETING OF STOCKHOLDERS
                   TO BE HELD ON APRIL 25, 2001

The undersigned hereby appoints the Board of Directors of First
SecurityFed Financial, Inc. (the "Company"), with full powers of           INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
substitution, to act as attorneys and proxies for the undersigned to       INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE
vote all shares of capital stock of the Company which the undersigned      SPACE PROVIDED BELOW.
is entitled to vote at the Annual Meeting of Stockholders (the
"Meeting"), to be held at the Suma Hall located at 2457 W. Chicago         ---------------------------------------------------------
Avenue, Chicago, Illinois on April 25, 2001 at 7:00 p.m., and at any
and all adjournments and postponements thereof:
                                                                                                             FOR   AGAINST   ABSTAIN
                                                                           2. Ratification of the appointment
                                                                           of Crowe, Chizek and Company, LLP
                                                                           as auditors for the fiscal year   / /     / /      / /
                                                                           ending December 31, 2001.

                                                                           In their discretion, the proxies are authorized to vote
                                                                           on any other business that may properly come before the
                                                                           Meeting or any adjournment or postponement thereof.

                                                                           THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO
                                                                           INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED
                                                                           FOR THE ELECTION OF THE BOARD NOMINEES AND THE
                                                                           RATIFICATION OF THE OTHER PROPOSALS. IF ANY OTHER
                                                                           BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY
                                               ----------------------      WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR
   Please be sure to sign and                  Date                        BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF
date this Proxy in the box below.                                          DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED
- ---------------------------------------------------------------------      AT THE MEETING.

                                                                                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE
- -------Stockholder sign above-------Co-holder (if any) sign above----              "FOR" EACH OF THE LISTED PROPOSALS.

- ------------------------------------------------------------------------------------------------------------------------------------
                          DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.

                                            FIRST SECURITYFED FINANCIAL, INC.

  ------------------------------------------------------------------------------------------------------------------------------
                                  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  Should the above signed be present and elect to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

  The above signed acknowledges receipt from the Company, prior to the execution of this proxy, of notice of the Meeting, a Proxy
Statement dated March 29, 2001 and an Annual Report to Stockholders.

  Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                              PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
                                        IN THE ENCLOSED POSTAGE-PAID ENVELOPE
  ------------------------------------------------------------------------------------------------------------------------------
  IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN
  THE ENVELOPE PROVIDED.

  -------------------------

  -------------------------

  -------------------------